SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2002

AGL RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-14174	58-2210952
(State or Other Jurisdiction Of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia 30308

(Address of Principal Executive Offices)	(Zip Code)

(404) 584-9470

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

See the Management Appointment Changes disclosed in press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.
Exhibit Number	Description
99.1	Press release dated April 10, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: April 10, 2002	/s/ Richard T. O'Brien
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated April 10, 2002